                                                                   EXHIBIT 10.10

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE SECURITIES ACT AND BLUE SKY LAWS.

                            GRIP TECHNOLOGIES, INC.

                           WARRANT FOR THE PURCHASE
                           OF SHARES OF COMMON STOCK

Series 1997B No. 1                                             November 14, 1997

     GRIP TECHNOLOGIES Inc., a California corporation (the "COMPANY"), hereby certifies that, for value received, CHRISTMAN, PETERS & MADDEN or any transferee who has received this warrant (the "WARRANT") in compliance with applicable law and the terms hereof (the "HOLDER"), is entitled, on the terms set forth below, to purchase from the Company, on or before the Expiration Time (as defined in SECTION 18 below) six hundred thousand (600,000) shares of Common Stock, no par value per share, of the Company at a price of one dollar and fifty cents ($1.50) per share, subject to adjustment as provided below (the "EXERCISE PRICE").

     1. LETTER AGREEMENT. This Warrant is the "Warrant" referred to in Section 4 of that certain Letter Agreement dated as of November 14, 1997, by and between the Company and Christman, Peters & Madden (the "LETTER AGREEMENT"). Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Letter Agreement.

     2.   EXERCISE OF WARRANT.

          (A) INITIAL VESTING. The Holder may exercise this Warrant, in whole or in part, at any time or from time to time on any business day prior to the Expiration Time, for fifty thousand (50,000) shares of Common Stock.

          (B) SUBSEQUENT VESTING. On any business day beginning 30 days after the end of each Measurement Period (as defined below) and prior to the Expiration Time, the Holder may exercise this Warrant, in whole or in part, at any time or from time to time, as to an additional fifty thousand (50,000) shares of Common Stock, up to a total of three hundred fifty thousand (350,000) additional shares of Common Stock, subject to adjustment as provided in SECTION 3 below. For the purposes of this Warrant, "MEASUREMENT PERIOD" shall mean the 90 day period commencing on the date of this Warrant and each succeeding 90 day period thereafter prior to the Termination Date. Further, upon the closing of a sale of securities in an amount

                                       1.

totalling at least $2,000,000 prior to November 14, 1998, pursuant to the financing outlined in the Letter Agreement, the Holder may exercise this Warrant for an additional two hundred thousand (200,000) shares of Common Stock, subject to adjustment as provided below in SECTION 3 below. Notwithstanding the preceding, in no event shall this Warrant be exercisable for more than six hundred thousand (600,000) shares of Common Stock, subject to adjustment as provided in SECTION 3 below.

          (C) MECHANICS OF EXERCISE. The Holder may exercise any shares then exercisable by surrendering this Warrant to the Company at its principal office, with a duly executed Subscription Form (in substantially the form attached hereto), together with payment of the sum obtained by multiplying the number of shares of Common Stock to be purchased by the Exercise Price then in effect. Promptly after such exercise, the Company shall issue and deliver to or upon the order of the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such exercise, and the Company will pay all issue or transfer taxes in connection with the issue thereof. To the extent permitted by law, this Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided herein, even if the Company's stock transfer books are at that time closed, and the Holder shall be treated for all purposes as the holder of record of the Common Stock to be issued upon such exercise as of the close of business on such date. Upon any partial exercise, the Company will issue to or upon the order of the Holder a new Warrant for the number of shares of Common Stock as to which this Warrant has not been exercised.

          (D) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Common Stock subject to this Warrant is greater than the Exercise Price (at the Date of Determination, as defined below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election (the date of such delivery being referred to herein as the "DATE OF DETERMINATION") in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                A

     Where      X = the number of shares of Common Stock to be issued to the
                    Holder

                Y = the number of shares of Common Stock purchasable under the
                    Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the Date of Determination)

                A = the fair market value of one share of the Common Stock at the Date of Determination)

                                       2.

                B = Exercise Price (as adjusted to the Date of Determination)

For purposes of the above calculation, fair market value of one share of Common Stock shall be the average of the closing prices of the Company's Common Stock quoted on the Nasdaq National Market or on the primary securities exchange on which the Common Stock is then listed, whichever is applicable, as published in the Wall Street Journal for the ten (10) trading days prior to the Date of Determination.

     3. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of shares of Common Stock subject to this Warrant (and all other adjustment to exercise price and shares herein as appropriate) shall be subject to adjustment from time to time as follows;

          (A)  ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If at any time the
Company:

               (I) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (II) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (III) combines its outstanding shares of Common Stock into a smaller number of shares;

               (IV) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (V) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that the Holder may receive upon exercise of the Warrant and payment of the same aggregate consideration the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised the Warrant immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

          (B)  ADJUSTMENTS FOR CERTAIN DILUTING ISSUES.

               (I)    SPECIAL DEFINITIONS. For purposes of this Warrant and this
SECTION 3(B), the following definitions apply:

                                       3.

                      (A) "Option" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

                      (B) "Original Issue Date" shall mean the date on which this Warrant was first issued.

                      (C) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock and Series A Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                      (D) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to SECTION (3)(B)(III), deemed to be issued) by the Company after the Original Issue date, other than shares of Common Stock issued or issuable (hereinafter referred to as "Excluded Grants and Issuances"):

                           a. upon conversion of shares of the Series A Preferred Stock, no par value per share, of the Company (the "Series A Preferred Stock");

                           b. to officers, directors or employees of, or consultants to, the Company pursuant to stock options, stock purchase plans or agreements, or stock purchase warrants (including endorsement contracts or agreements by and between the Company and professional athletes, or other individuals or organizations, pursuant to the advertising, marketing and sale of the Company's products), on terms approved by the Board of Directors;

                           c. as a dividend or distribution on Series A Preferred Stock;

                           d. for which adjustment of the Series A Preferred Stock Conversion Price is made pursuant to SECTION 3(A);

                           e. Upon the closing of an Initial Offering (as defined below in SECTION 4) of the Company's Common Stock, on a firmly and fully underwritten basis, in an aggregate offering price, net of underwriting discounts and commissions, of at least $5,000,000;

                           f. in connection with an acquisition of another company on terms approved by the Board of Directors of the Company.

               (II) NO ADJUSTMENT OF THE EXERCISE PRICE AND NUMBER OF WARRANT SHARES. Any provisions herein to the contrary notwithstanding, no adjustment in the Exercise Price and Number of Warrant Shares, as referenced in this SECTION 3 and this Warrant, shall be made in respect of the grant or issuance of Additional Shares of Common Stock unless the

                                       4.

consideration per share (determined pursuant to SECTION 3(B)(VI) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, such issue.

               (III) DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, other than Excluded Grants and Issuances, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common stock are deemed to be issued:

                      (A) no further adjustments in the Exercise Price and Number of Warrant Shares shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                      (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price and Number of Warrant Shares computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Exercise Price and Number of Warrant Shares shall affect Common Stock previously issued upon exercise of this Warrant);

                      (C) upon the expiration of any such Options or any rights of conversion or exchange under such Conversion Securities which shall not have been exercised, Exercise Price and Number of Warrant Shares computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                           a.  in the case of Convertible Securities or Options
for Common Stock, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not

                                       5.

exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities as the additional consideration, if any, actually received by the Company upon such conversion or exchange; and

                           b.  in the case of Options for Convertible
Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to this SECTION 3(B) upon the issuance of the Convertible Securities with respect to which such Options were actually exercised;

                      (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of a. the Exercise Price on the original adjustment date, or
b. the Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                      (E) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the number of shares of Common Stock issuable pursuant to exercise to this Warrant to an amount which exceeds the lower of a. the number of shares of Common Stock issuable pursuant to exercise of this Warrant on the original adjustment date, or b. the number of shares of Common Stock issuable pursuant to exercise of this Warrant that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                      (F) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of Exercise Price and Number of Warrant Shares shall be made until the expiration or exercise of all such Options whereupon such adjustment shall be made in the same manner provided in clause (C) above.

               (IV) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Company, at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to SECTION 3, but not including Excluded Grants and Issuances) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price in effect immediately prior to such issuance, and the denominator of which shall be the number

                                       6.

of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all accrued shares of this Warrant had been fully exercised, all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding Options had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of this Warrant, Convertible Securities, or outstanding Options, solely as a result of the readjustment of the Exercise Price (or other conversion ratio) resulting from the issuance of the Additional Shares of Common Stock causing the adjustment in question.

               (V) ADJUSTMENT OF THE NUMBER OF WARRANT SHARES UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event that the Company at any time after the Original Issue Date, shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to SECTION 3, but not including Excluded Grants and Issuances) without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, the number of shares of Common Stock issuable pursuant to the exercise of this Warrant shall be increased, concurrently with such issue, to a number of shares of Common Stock determined by multiplying the number of shares of Common Stock issuable pursuant to exercise of this Warrant immediately prior to such issuance rate by a factor, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of Shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price in effect immediately prior to such issuance. For the purpose the above calculations, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all accrued shares of this Warrant had been fully exercised, all Convertible Securities had been fully converted into share of Common Stock immediately prior to such issuance and any outstanding Options had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date, but not including in such calculation any additional shares of Common Stock issuable with respect to shares of this Warrant, Convertible Securities, or outstanding Options, solely as a result of the adjustment of the number of shares of Common Stock issuable pursuant to the Exercise of this Warrant (or other conversion ratio) resulting from the issuance of the Additional Shares of Common Stock causing the adjustment in question.

               (VI)   DETERMINATION OF CONSIDERATION. For purpose of this
SECTION 3(B), the consideration received by the Company for the issuance of any Additional Shares of Common Stock shall be computed as follows:

                                       7.

                      (A)  CASH AND PROPERTY. Such consideration shall:

                           a.  Insofar as it consists of cash, be computed at
the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                           b.  insofar as it consists of property other than
cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                           c.  in the event Additional Shares of Common Stock
are issued together with other stock or securities or other assets of the Company for consideration which convert both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as determined in good faith by the Board of Directors.

                      (B) OPTIONS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to SECTION 3(B)(III), relating to Options and Convertible Securities shall be determined by dividing:

                           a.  the total amount, if any, received or receivable
by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                           b.  the maximum number of shares of Common Stock (as
set forth in the instruments relating hereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

          (C) REORGANIZATION, CONSOLIDATION OR MERGER. In the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which merger the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such capital reorganization and other change, consolidation, merger, sale, lease, transfer or conveyance by

                                       8.

a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such capital reorganization, change, consolidation, merger, sale, lease, transfer or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this SECTION 3(C) shall similarly apply to successive capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, transfers or conveyances. In the event that in connection with any such capital reorganization, or change, consolidation, merger, sale, lease, transfer or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of SECTION 3(A) and SECTION 3(B) hereof.

          (D) MINIMAL ADJUSTMENTS. No adjustment in the Exercise Price and/or the number of shares of Common Stock subject to this Warrant need be made if such adjustment would result in a change in the Exercise Price of less than one percent (1%) or the Exercise Price (the "ADJUSTMENT THRESHOLD AMOUNT") or a change in the number of subject shares of less than one (1) share. Any adjustment which is less than the Adjustment Threshold Amount and not made shall be carried forward and shall be made, together with any subsequent adjustments, at the time when (i) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (ii) the Warrant is exercised.

          (E) DEFERRAL OF ISSUANCE OF PAYMENT. In any case in which an event covered by this SECTION 3 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (ii) paying to the holder by check any amount in lieu of the issuance of fractional shares pursuant to SECTION 7 hereof.

          (F) WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent the Warrants become exercisable into cash, no adjustment need be made thereafter as to the cash, and interest will not accrue on the cash.

          (G) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this SECTION 3, the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and cause independent certified public accountants selected by the Company to verify such computation and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The

                                       9.

Company shall, upon written request at any time of the Holder, furnish or cause to be furnished to the Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the then effective Exercise Price and number of shares of Common Stock subject to the Warrant, and (iii) the then effective amount of securities (other than Common Stock) and other property, if any, which would be received upon exercise of the Warrant. All reasonable costs associated with preparation and furnishing of each certificate shall be borne by the Holders, on a pro-rata basis with respect to their shares of Common Stock pursuant to this Warrant.

     4. REGISTRATION RIGHTS. Shares of the Company's Common Stock issued or issuable pursuant to the exercise of this Warrant shall be deemed to be "Registrable Securities" for purpose of this Warrant and SECTION 4, as may be subsequently amended or restated or consolidated with other similar agreements granting registrations rights in the securities of the Company, as may be agreed to by and between the Company and Holders pursuant to SECTION 15 of this Warrant.

          (A)  SPECIAL DEFINITIONS. For purposes of this Warrant and this
SECTION 4(A), the following definitions apply:

               (i)    "1934 Act" means the Securities Exchange Act of 1934.

               (ii) "Equity Securities" means (A) any stock or similar security of the Company, (B) any security convertible, with or without consideration, into any stock or similar security (including any option to purchase such a convertible security), (C) any security carrying any warrant or right to subscribe to or purchase any stock or similar security or (D) any such warrant or right.

               (iii) "Family Member" means a Holder's spouse, children, stepchildren and grandchildren.

               (iv) "Final Prospectus" means an amended prospectus filed with the SEC pursuant to SEC Rule 424(b) of the Securities Act.

               (v) "Holder" means any person owning of record Registrable Securities.

               (vi) "Initial Offerings" means the first fully underwritten public offering of the Company's securities after the Original Issue Date of this Warrant.

               (vii) "Initiating Holders" means the Holder or Holders of at least forty percent (40%) of the Registrable Securities then outstanding.

               (viii) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness by the SEC of such registration statement or document.

                                      10.

               (ix) "Registrable Securities" means (A) Common Stock of the Company issued or issuable upon exercise of the Warrant; and (B) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferror's rights under SECTION 19 of this Warrant are not assigned.

               (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (xi) "Shares" shall mean the Company's Common Stock issuable or issued upon exercise of this Warrant.

               (xii) "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (xiii) "SEC" or "Commission" means the Securities and Exchange Commission.

          (B)  PIGGYBACK REGISTRATIONS.

               (i) The Company shall notify all Holders in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to the Initial Offering, employee benefit plans and corporate reorganizations) and will afford each such Holder who would have been unable to sell all of such Registrable Securities on an unrestricted basis pursuant to Rule 144 promulgated under the Securities Act, during the four-week period immediately preceding the effective date of the registration statement, an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. Notwithstanding anything to the contrary, the foregoing shall not apply to any registrations pursuant to this SECTION 4(B) occurring on or after the later of the expiration of this Warrant or the second anniversary of the Initial Offering.

                                      11.

               (ii) If the registration statement under which the Company gives notice under this SECTION 4(B) is for an underwritten offering, the Company shall so advise the Holders. In such event, the right of any such Holder to be included in a registration pursuant to this SECTION 4(B) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders of Registrable Securities pursuant to this Warrant and all other holders of common stock, options, warrants or convertible securities with piggyback registration rights pursuant to securities agreements or other agreements with the Company as of the date hereof, on a pari passu, pro-rata basis based on the total number of Registrable Securities and all other securities with piggyback registration rights collectively held by, respectively, the Holders and all other holders of common stock, options, warrants or convertible securities with piggyback registration rights pursuant to securities agreements or other agreements with the company as of the date hereof; and third, to any other stockholder of the Company on a pro-rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, except that in no event shall the amount of securities of the selling Holders included in the registration be reduced below twenty percent (20%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than fifty percent (50%) of the Registrable Securities proposed to be sold in the offering.

               (iii) The Company shall bear all fees and expenses incurred in connection with any registration under this SECTION 4(B) (excluding underwriters' discounts and commissions, which shall be paid by the selling Holders pro-rata with respect to their included shares), including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel to the Company, and the reasonable fees and disbursements of a single counsel to the selling Holders (which counsel shall also be counsel to the Company unless counsel to the Company has a conflict of interest with respect to the representation of any selling Holder or the underwriters object to the selling Holders representation by Company counsel).

         (C) FORM S-3 REGISTRATION. In case the Company shall receive from the Holders at least ten percent (10%) of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                                      12.

               (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

               (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of written notice from the Company pursuant to SECTION 4(C)(I), provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this SECTION 4(C): (A) if Form S-3 is not available under the Securities Act or rules or regulations promulgated thereunder for such offering by the Holders;
(B) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000; (C) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this SECTION 4(C), provided that, such right to defer the filing may be exercised by the Company no more than once in any one-year period; (D) if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) registration on Form S-3 for the Holders pursuant to this SECTION 4(C); or (E) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (iii) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All such expenses incurred in connection with registrations requested pursuant to this SECTION 4(C) shall be paid by the selling Holders (and any other selling stockholders pro-rata with respect to their included shares), including without limitation all registration, filing, qualification, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of a single counsel for the selling Holder or Holders.

               (iv) Notwithstanding anything to the contrary, the foregoing shall not apply to any registrations pursuant to this SECTION 4(C) occurring on or after the later of the expiration of this Warrant or the second anniversary of the Initial Offering.

          (D) OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                                      13.

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (vi) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (vii) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (B) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is

                                      14.

customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriter, if any, and to the Holders requesting registration of Registrable Securities.

          (E) FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to SECTIONS 4(B) or 4(C) that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

          (F) DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this SECTION 4.

         (G) INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under SECTIONS 4(B) OR 4(C):

               (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any identified underwriter (as defined in this Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(C) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, identified underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this SECTION 4(G)(I) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                                      15.

               (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, the Company's attorney, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, attorney, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is finally judicially determined by a court of competent jurisdiction that there was such a Violation; provided, however, that the indemnity agreement contained in this
SECTION 4(G)(II) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this SECTION 4(G) exceed the proceeds from the offering received by such Holder.

               (iii)  Promptly after receipt by an indemnified party under this
SECTION 4(G) of notice of the commencement of any action (including any governmental action) as to which indemnity may be sought, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this SECTION 4(G), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, than an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this SECTION 4(G), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 4(G).

               (iv) If the indemnification provided for in this SECTION 4(G) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of

                                      16.

indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

               (v) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the Final Prospectus, such indemnity agreement shall not inure to the benefit of any person obligated under the Securities Act to furnish to the person asserting the loss, liability, claim or damage a copy of the Final Prospectus if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

              (vi)   The obligations of the Company and Holders under this
SECTION 4(G) shall survive the completion of any offering of Registrable Securities pursuant to a registration statement, or otherwise.

          (H) ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this SECTION 4 may be assigned by a Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under SECTIONS 4(B) or 4(C) hereof unless such transferee or assignee: (i)(A) is a Holder, (B) holds after such transfer or assignment at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock dividends, splits and combinations); or (C) is a Family Member or a subsidiary, parent, general partner, "affiliate" (as defined under the 1934
Act), or limited partner of a Holder and (ii) agrees in writing prior to such transfer or assignment to be bound by the terms of this Agreement respecting registration rights. In each such case, the Company shall, within twenty (20) days after such transfer, be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

          (I) AMENDMENT OF REGISTRATION RIGHTS. Any provision of this SECTION 4 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of more than fifty percent (50%) of the Registrable Securities. Any amendment

                                      17.

or waiver effected in accordance with this SECTION 4(I) shall be binding upon each Holder and the Company. By acceptance of any benefits under this SECTION 4, each Holder hereby agrees to be bound by the provisions hereunder.

          (J) "MARKET STAND-OFF" AGREEMENT. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and all holders of at least five percent (5%) of the Company's voting securities enter into similar agreements. The obligations described in this SECTION 4(J) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180)day period.

     5. RIGHTS OF THE HOLDER. The Holder shall not, solely by virtue of this Warrant, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares of Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

     6. NO IMPAIRMENT. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

    7. NO FRACTIONAL SHARES. No fractional share shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of exercise. The fair market value of a fraction of a share is determined by multiplying the fair market price of a full share as defined in SECTION 2(D) by the fraction of a share, rounded to the nearest cent.

     8. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANT. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this

                                      18.

Warrant, all such shares of Common Stock or other shares of capital stock, from time to time issuable upon the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. All shares that may be issued upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue of such shares (other than taxes in respect of any transfer occurring contemporaneously with such exercise and payment or otherwise specified herein). All such shares shall be duly authorized and when issued, sold and delivered in accordance with the terms of the Warrant for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer set forth in this Warrant and applicable state and federal securities laws.

     9.   COVENANTS OF THE COMPANY.

          (A)  BASIC FINANCIAL INFORMATION AND REPORTING.

               (i) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

               (ii) As soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter or, simultaneously with the filing of the Company's annual report on Form 10-K with the SEC, the Company will furnish each Holder a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

               (iii) As soon as practicable after the end of each fiscal quarter of the Company, and in any event within thirty days thereafter or, simultaneously with the filing of the Company's reports on Form 10-Q with the SEC, the Company will furnish each Holder a consolidated balance sheet of the Company, as at the end of such fiscal quarter, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such quarter, prepared and presented in a manner consistent with the financial statements described in SECTION 9(A)(II). Such statement shall be accompanied by a certificate signed by the President and Chief Financial Officer of the Company stating that the preparation and

                                      19.

presentation of such statements is consistent with the financial statements described in SECTION 9(A)(II).

               (iv) So long as a Holder (with its "affiliates," as defined under the 1934 Act) shall own a Warrant to purchase not less than 50,000 shares of Common Stock, subject to adjustment pursuant to SECTION 3(A) and 3(B), the Company will furnish such Holder a consolidated balance sheet of the Company, as at the end of each calendar month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month, prepared and presented in a manner consistent with the financial statements described in
SECTION 9(A)(II). Such statements shall be furnished as soon as practicable after the end of each month and in any event within ten (10) days thereafter and shall be accompanied by a certificate signed by the President and Chief Financial Officer of the Company stating that the preparation and presentation of such statements is consistent with the financial statements described in
SECTION 9(A)(II). Prior to August 1st of each year, the Company shall furnish such Holders an annual budget for the Company for the following twelve month period, broken down by month. The Company's obligations under this SECTION 9(A)(IV) shall terminate upon the Initial Offering.

          (B) INSPECTION RIGHTS. So long as a Holder (with its "affiliates," as defined under the 1934 Act) shall own a Warrant to purchase not less than 50,000 shares of Common Stock, subject to adjustment pursuant to SECTION 3(A) and 3(B), each such Holder shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, at all such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this SECTION 9(B) with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential, and/or is not publicly available, and should not, therefore, be disclosed.

          (C) CONFIDENTIALITY OF RECORDS. Each Holder agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Holder uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information if not in the public domain), except that such Holder may disclose such proprietary or confidential information to any partner, subsidiary, "affiliate" (as defined under the 1934 Act) or parent of such Holder for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this SECTION 9(C).

     10.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to and for the benefit of the Holder as follows:

                                      20.

          (A) ORGANIZATION, GOOD STANDING, QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

          (B) AUTHORIZATION. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, issuance and delivery by the Company of this Warrant and the performance of the Company's obligations hereunder has been completed. This Warrant, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms. The shares of Common Stock issuable upon exercise of this Warrant, when issued in compliance with the provisions of this Warrant and the Company's Articles of Incorporation, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances.

          (C) MATERIAL CONTRACTS. All material contracts, agreements and instruments to which the Company is a party are in full force and effect in all material respects, and are valid, binding and enforceable by the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally, and rules of law concerning equitable remedies and no event of default, and no event which, with the passing of time or the giving of notice, or both, would constitute an event of default has occurred or is continuing under any such contract, agreement or instrument.

          (D) COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation of any term of its Articles of Incorporation, By-Laws or, to the best of the Company's knowledge, any statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the creation and issuance of this Warrant and the issuance of the shares of Common Stock pursuant to an exercise of the Warrant in accordance with the Amended Articles of Incorporation will not result in any such violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of the Company or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound.

          (E) GOVERNMENTAL CONSENTS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in accordance with the valid execution, delivery, offer, sale or issuance of this Warrant and the capital stock issuable upon exercise of the Warrant, have been obtained, except for the filing of notices pursuant to Regulation D under the Securities Act, and any filing required under applicable state securities laws which will be effective by the time required thereby

                                      21.

          (F) LITIGATION. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company in any court or before any governmental commission, board or authority (other than those already disclosed in the correspondence, dated September 12, 1997 and September 18, 1997, respectively, delivered to the Company by the Company's independent certified public accountants, Arthur Andersen LLP), which, if adversely determined, will have a material adverse effect on business, financial condition or prospects of the Company or the ability of the Company to perform its obligations under this Agreement.

          (G) OFFERING. Assuming the accuracy of the representations and warranties of the Holder contained in SECTION 19 hereof, the offer, issue, and sale of the Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

     11. NOTICES OF RECORD DATE. Upon (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation, or any transfer of all or substantially all the assets of the Company to any other person, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least ten (10) days, or such longer period as is required by law, prior to the record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (iii) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other capital stock at that time receivable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

     12. EXCHANGES OF WARRANT. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the Holder named on the face hereof) to the Company at its principal office, the Company, at its expense, will issue and deliver a new Warrant or Warrants calling in the aggregate for the same number of shares of Common Stock, in the denomination or denominations requested, to or on the order of such Holder upon payment by such Holder of any applicable transfer taxes; provided that any transfer of the Warrant shall be subject to the conditions on transfer set forth herein.

     13. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount

                                      22.

as the Company may determine, or (in the case of mutilation) upon surrender and cancellation hereof, the Company, at its expense, shall issue a replacement.

     14. NOTICES. Any and all notices required or permitted hereunder shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) upon receipt after having been deposited with the United States Postal Service to be sent by registered or certified mail, return receipt requested, postage prepaid; or (c) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 10 Corporate Park, Suite 130, Irvine, California 92714 and to the Holder at 1285 Avenue of the Americas, Suite 3500, New York, New York 10019 Attention:
Geoffrey S.P. Madden, or at such other address as the Company or the Holder may designate by ten (10) days' advance written notice to the other party hereto.

     15. AMENDMENT; MODIFICATION; WAIVER. Except as otherwise expressly provided for in this Warrant, no amendment or modification of any provision of this Warrant shall be effective unless by and upon written consent of the Company and Holders of the Warrant with the right to exercise and acquire more than 50% of the accrued and issuable shares of Common Stock subject to this Warrant. Except as otherwise expressly provided for in this Warrant, the obligations of the Company and the rights of the Holders may be waived, or consent to departure therefrom shall be effective only with the written consent of the Company and the Holders of the Warrant with the right to exercise and acquire more than 50% of the accrued and issuable shares of Common Stock subject to this Warrant.

     16. TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

     17. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by and under the laws of the State of New York as applied to contracts among New York residents entered into and to be performed entirely within the State of New York.

     18. EXPIRATION TIME. This Warrant will be wholly void and of no effect after 5:00 p.m. (New York time) November 14, 2002 ("the EXPIRATION TIME").

     19. TRANSFER RESTRICTIONS. The Company is relying upon an exemption from registration of this Warrant and the shares of Common Stock issuable upon exercise hereof under the Securities Act and applicable state securities laws. The Holder by acceptance hereof represents that the Holder understands that neither this Warrant nor the Common Stock issuable upon exercise hereof has been registered with the SEC nor under any state securities laws. By acceptance hereof, the Holder represents and warrants that (a) it is acquiring the Warrant (and the shares of Common Stock or other securities issuable upon exercise hereof) for its own account for investment purposes and not with a view to distribution, (b) has received all such information as the Holder deems necessary and appropriate to enable the Holder to evaluate the financial risk inherent in making an investment in the Company, and satisfactory and complete

                                      23.

information concerning the business and financial condition of the Company in response to all inquiries in respect thereof, (c) the Holder's acquisition of shares upon exercise hereof will be a highly speculative investment, (d) the Holder is able, without impairing its financial condition, to hold such shares for an indefinite period of time and to suffer a complete loss of the Holder's investment, and (e) the Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of this Warrant and the shares issuable upon exercise hereof and of making an informed investment decision with respect thereto.

     This Warrant may not be exercised and neither this Warrant nor any of the shares of Common Stock issuable upon exercise of the Warrant, nor any interest in either, may be sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant or each certificate representing shares of Common Stock or other securities issued upon exercise of this Warrant shall have conspicuously endorsed on its face at the time of its issuance, such legends as counsel to the Company deems necessary or appropriate, including without limitation the legend set forth on the top of the first page of this Warrant. Any certificate for any securities issued at any time in exchange or substitution for any certificate for any shares of Common Stock bearing such legend shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby need no longer be subject to the restriction contained herein.

     Without in any way limiting the foregoing, the Holder agrees not to make any disposition of all or any portion of the Securities unless and until:

          a. There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          b. (i) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act.

          c. Notwithstanding the provisions of paragraphs a. and b. above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to (i) an underwriter acceptable to the Company for immediate exercise by such underwriter in connection with a fully underwritten public offering of the Company's Common Stock underlying this Warrant (ii) a partner (or retired partner) or "affiliate" (as defined under the 1934 Act) of Christman, Peters & Madden or (iii) transfers by gift, will or intestate succession to any Family Member or lineal descendants or ancestors of any such partner, retired partner or affiliate, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were a purchaser hereunder.

                                      24.

     20. SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the issuance of the Warrant contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the Warrant contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     21. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a Holder of the Warrant from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Warrant specifying the full name and address of the transferee, the Company may deem and treat the person listed as the Holder of such Warrant in its records as the absolute owner and Holder of such Warrant for all purposes.

     22. SEPARABILITY. In case any provision of the Warrant shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     23. DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Warrant shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under this Warrant or any waiver on such Holder's part of any provisions or conditions of this Warrant must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     24. ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Warrant, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

     25. COUNTERPARTS. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                      25.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered on the date first set forth above.


                                   GRIP TECHNOLOGIES, INC.



                                   By: /s/ Sam G. Lindsay
                                      -------------------------

                                   Name: Mr. Sam G. Lindsay

                                   Title: President and Chief Executive Officer


                                    WARRANT

                                      26.

                               SUBSCRIPTION FORM
                               -----------------

          [To be executed if holder desires to exercise the Warrant]

     The undersigned, holder of this Warrant, (1) hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, ______ full shares of the Common Stock of Grip Technologies, Inc. provided for therein, (2) makes payment in full (as permitted in Section 2 of the Warrant) of the purchase price of such shares, (3) requests that certificates for such shares be issued in the name of

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________
         (Please insert social security or other identifying number)

and (4) if said number of shares shall not be all the shares purchasable thereunder, requests that a new Warrant for the unexercised portion of this Warrant be issued in the name of and delivered to:

________________________________________________________________________________

________________________________________________________________________________

                        (Please print name and address)

Dated.______________________                             _______________________

                                                         By:____________________

                                                         _______________________
                                                              Title


                                      27.